QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 24, 2003

ADOLPH COORS COMPANY
(Exact name of registrant as specified in its chapter)

Colorado (State or other jurisdiction of incorporation)	1-14829 (Commission File Number)	84-0178360 (IRS Employer Identification No.)
311 Tenth Street Golden, Colorado (Address of principal executive offices)		80401 (Zip Code)

Registrant's telephone number, including area code (303) 279-6565

Not applicable
(Former name or former address, if changed since last report)

PART II. OTHER INFORMATION

Item 7. Financial Statements and Exhibits.

Item 7(c). Exhibits

Exhibit 99.1	Press Release of Adolph Coors Company dated July 24, 2003, reporting Adolph Coors Company financial results for the second quarter of 2003.

ITEM 9. REGULATION FD DISCLOSURE

        This information set forth under "Item 9. Regulation FD Disclosure" is intended to be furnished under said Item 9 and also under "Item 12. Results Of Operations And Financial Condition" in accordance with SEC Release No. 33-8216.

        As such, the information hereunder shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

        On July 24, 2003, Adolph Coors Company issued the press release filed as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADOLPH COORS COMPANY (Registrant)
Date: July 24, 2003	/s/ ANNITA M. MENOGAN Annita M. Menogan, Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Adolph Coors Company dated July 24, 2003, reporting Adolph Coors Company financial results for the second quarter of 2003.

QuickLinks

PART II. OTHER INFORMATION
  Item 7. Financial Statements and Exhibits.
  Item 7(c). Exhibits
  ITEM 9. REGULATION FD DISCLOSURE
SIGNATURES
EXHIBIT INDEX